EXHIBIT 99.2

Aggregate, Negotiate + Share!  Stock Ticker: GPOX

For Immediate Release:

GPOPlus+ (OTCQB: GPOX) Releases Retail Investor Memo

Highlighting Proven DSD Model, 6x Revenue Growth, and Scalable

Path in $50B Underserved Market

New Retail Investor Edition provides a clear, plain-language overview of a model built for an underserved $50B+ segment and reflects a more direct approach to investor communication.

Las Vegas, Nevada (June 23, 2026) GPO Plus, Inc. (OTCQB: GPOX), an AI-powered distributor modernizing the Direct Store Delivery (DSD) model serving gas stations, convenience stores, and specialty retailers, today published its new Retail Investor Memo (the “Memo”). The Memo is being furnished as an exhibit to the Company's Current Report on Form 8-K under Item 7.01 (Regulation FD Disclosure). It is being provided for public informational purposes only and is not an offering document or a solicitation to buy or sell securities.

Visit the Retail Investor Memo microsite at gpoplus.com/memo, where investors can access an overview of the Memo and related materials. The full Memo is available directly at gpoplus.com/rmemo. Investors are encouraged to review it together with the Company's SEC filings, available on EDGAR at www.sec.gov.

The convenience channel is one of the largest and most durable formats in U.S. retail. Yet a meaningful, fragmented segment of it has long been underserved by the large national distributors optimized for high-volume, low-touch products. GPOX built its model specifically for that segment, solving major pain points for our retail partners.

Over the past three years, the Company has transformed and evolved reconstructed the business it acquired in 2022 store by store and route by route: renegotiating vendors, rebuilding product mix, tightening compliance, developing proprietary technology, and turning a subscale footprint into what the Company now considers a proven, repeatable operating model, reflected in approximately 6x revenue growth on an annualized run rate basis and meaningful gross margin expansion over the period. The Memo lays out that journey in full, including the setbacks and the lessons behind it.

The Retail Investor Memo is written for retail investors, prospective shareholders, and anyone seeking to understand the Company's strategy in plain language. It covers the market opportunity, the weekly DSD operating model, unit economics, the PRISM+ technology platform and GPOXLabs innovation function, the competitive position, financial performance, growth strategy, leadership, and a candid discussion of the risks. Management believes it is the single clearest articulation of what GPOX has built and where it intends to take the business.

GPO Plus, Inc. 3571 E. Sunset Road, Suite 300 | Las Vegas, NV 89120 www.GPOPlus.com | 702.840.1020 | info@gpoplus.com

Aggregate, Negotiate + Share!  Stock Ticker: GPOX

“We made a deliberate decision to communicate with the investment community after the model was proven, not before,” said Brett H. Pojunis, Chairman and Chief Executive Officer of GPOX. "This Memo lays out what we’ve built, where we’re going, and the risks along the way, so investors can evaluate it directly."

The Company expects future investor communications to focus on key operating metrics, including store count growth, revenue per store, margin expansion, and continued development of its PRISM+ platform. The Company believes its recent revenue growth and margin expansion support the scalability of its model as it expands store count and distribution reach.

Two Versions, Two Audiences

GPOX has now published two versions of its investor materials:

●        A 77-page institutional-grade memorandum designed for analysts and professional investors

●        A streamlined Retail Investor Memo designed for clarity, accessibility, and broader shareholder engagement

Both versions are available at: gpoplus.com/investor-memo

A New Approach to Investor Outreach

As part of a broader investor communication strategy, GPOX is expanding its use of short-form video to explain its business model, financial performance, and growth strategy in a more accessible format.

Featured Social Channel: TikTok

GPOX has optimized its TikTok presence to improve accessibility while reaching a new generation of retail investors. The Company will continue publishing consistent, platform-specific content designed to enhance transparency and engagement. Please follow us on TikTok:

●        https://www.tiktok.com/@gpoplus

Connect with us on social media to view live video updates, content, and general information about GPOX: https://gpoplus.com/social.

About GPOPlus+ (GPOX)

GPOX is an AI-powered distribution company focused on modernizing Direct Store Delivery (DSD) for gas stations, convenience stores, and specialty retail. The Company operates a technology-enabled network of Regional Hubs and Mini Hubs designed to efficiently serve a fragmented and historically underserved segment of the market.

GPO Plus, Inc. 3571 E. Sunset Road, Suite 300 | Las Vegas, NV 89120 www.GPOPlus.com | 702.840.1020 | info@gpoplus.com

Aggregate, Negotiate + Share!  Stock Ticker: GPOX

Its in‑house proprietary platform, PRISM+, supports routing, inventory management, and data analytics, helping improve operational efficiency and decision-making across the network.

The Company’s long-term objective is to build a leading nationwide DSD platform by consolidating a highly fragmented market and aligning product selection with consumer demand.

For more information, please visit www.GPOPlus.com.

Information about Forward-Looking Statements

This press release contains "forward-looking statements." Forward-looking statements include, without limitation, statements regarding the Company's operating model, growth strategy, projected revenue, revenue per store, gross margin, store-count targets, the timing of expected milestones, the performance and commercialization of PRISM+ and other technology developed by GPOX Labs, the Company's competitive position, and any statement that does not relate solely to historical or current fact. Words such as "may," "will," "should," "could," "would," "expects," "plans," "anticipates," "believes," "estimates," "projects," "intends," "targets," "potential," "path to," "run rate," and similar expressions are intended to identify forward-looking statements, but their absence does not mean a statement is not forward-looking.

The safe harbor provisions for forward-looking statements under Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, are not available to the Company because the Company is an issuer of penny stock as that term is defined in Rule 3a51-1 under the Exchange Act. Investors should not place undue reliance on any forward-looking statement.

Specific factors that could cause actual results to differ materially from any forward-looking statement include, without limitation: the going concern qualification in the Company's most recent audited financial statements and the substantial doubt about the Company's ability to continue as a going concern; the Company's recurring net losses, working capital deficit, and cumulative deficit; the Company's limited cash on hand; significant customer concentration, including reliance on one customer for a substantial majority of revenue; the Company's need for substantial additional capital, the absence of any committed source of such capital, and the likelihood that any future capital raise will be dilutive to existing shareholders; execution risk in scaling store count, per-store revenue, and operating leverage; competitive dynamics in the DSD and convenience distribution industry, including from larger and better-capitalized competitors; regulatory changes affecting specialty product categories; the availability of qualified drivers, warehouse personnel, and key personnel; the development, deployment, and commercialization of PRISM+ and other technology, including the risk that platforms in internal alpha or beta deployment do not perform as expected when scaled; the concentration of voting control in the holder of the Company's Series A Preferred Stock; integration risks associated with any acquisition; the Company's status as a penny stock issuer and OTCQB-listed company, including limited liquidity, limited analyst coverage, and price volatility; general economic, financial market, and geopolitical conditions; and the additional risk factors disclosed in the Company's filings with the Securities and Exchange Commission.

GPO Plus, Inc. 3571 E. Sunset Road, Suite 300 | Las Vegas, NV 89120 www.GPOPlus.com | 702.840.1020 | info@gpoplus.com

Aggregate, Negotiate + Share!  Stock Ticker: GPOX

Forward-looking statements speak only as of the date of this press release. The Company undertakes no obligation to update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by applicable law.

Company Contacts:

GPOX Shareholder Success Team:

Brett H. Pojunis, CEO

Email: ir@gpoplus.com

Shareholder’s Line: 855.935.GPOX (4769)

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GPO Plus, Inc. 3571 E. Sunset Road, Suite 300 | Las Vegas, NV 89120 www.GPOPlus.com | 702.840.1020 | info@gpoplus.com